UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2025

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCSF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2025, Bain Capital Specialty Finance, Inc. (the “Company”) entered into a new custody agreement (the “Custody Agreement”) with U.S. Bank Trust Company (“U.S. Bank”), the current custodian to the Company. The Custody Agreement reflects certain updates to the custody services U.S. Bank provides to the Company. Either party may terminate the Custody Agreement at any time upon 60 days’ prior written notice.

On April 28, 2025, the Company entered into a document custody agreement (the “Document Custody Agreement”) with U.S. Bank, pursuant to which U.S. Bank will serve as the document custodian and provide custody services with respect to certain Collateral (as defined in the Document Custody Agreement) held by the Company. Either party may terminate the Document Custody Agreement at any time upon 60 days’ prior written notice.

The above summaries of the Custody Agreement and the Document Custody Agreement are not complete and are qualified in their entirety by the full text of the Custody Agreement and the Document Custody Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1(1)(2)	Custody Agreement, dated April 28, 2025, by and between Bain Capital Specialty Finance, Inc. and U.S. Bank Trust Company

10.2(1)(2)	Document Custody Agreement, dated April 28, 2025, by and between Bain Capital Specialty Finance, Inc. and U.S. Bank Trust Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Filed herewith.
(2)	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bain Capital Specialty Finance, Inc.

Date: May 2, 2025	By:	/s/ Michael Ewald
	Name:	Michael Ewald
	Title:	Chief Executive Officer